THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES THAT MAY BE ACQUIRED PURSUANT TO THIS CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS CONVERTIBLE PROMISSORY NOTE AND SUCH OTHER SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT AND LISTING APPLICATION IN EFFECT WITH RESPECT TO THIS CONVERTIBLE PROMISSORY NOTE OR SUCH OTHER SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND LISTING NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

CONVERTIBLE PROMISSORY NOTE

$12,000.00 USD **Due Date: January 2, 2014**

FOR VALUE RECEIVED, David Loren Corporation,. (the "Borrower"), unconditionally promises to pay to the order of Hoboken Street Associates, Inc.., (the "Lender") the sum of $12,000.00 in United States of America funds, as per attached "Schedule A", together with interest at 2% per annum on the principal amount remaining unpaid, effective from January 3, 2013 forward, after as well as before demand or maturity or default, calculated on an annual basis (on the basis of a year of 365 days for the actual number of days elapsed) and payable on demand; PROVIDED that if the Borrower fails to pay on demand any payment of principal or interest on this note, then in such event the entire unpaid principal and all accrued and unpaid interest thereon shall become and be forthwith due and payable without presentment, notice, protest or demand of any kind (all of which are hereby expressly waived by the Borrower).

Payment of this note is unconditional and shall be made without defense, counterclaim or offset, and defense to be asserted in a separate suit.

At the option of the Lender, the principal amount of this Note along with any interest accrued may be converted in whole or in part into Common Stock of the Borrower at the conversion price per share of a $0.001 by written notice designating the amount thereof being converted. The Borrower shall issue a replacement note for this Note in the event of any conversion for the remaining balance thereof.

This note or the shares referenced herein may be assignable in whole or in part to a third party by the Noteholder, at any time during the term.

If additional shares of Common Stock are issued by the Borrower pursuant to a stock split or stock dividend in excess of 5% in any fiscal year of the Borrower, the number of shares of Common Stock then issuable on conversion shall be increased proportionately with no increase in the principal amount of this Note being converted. In the event that the shares of Common Stock of the Borrower are reduced at any time by a combination of shares, the number of shares of common stock then issuable on conversion herein shall

not be reduced proportionately. If the Borrower shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Borrower shall be sold or exchanged, the Lender shall, at the time of the issuance of the stock under such corporate event, be entitled to receive upon the conversion of this Note, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares receivable on conversion of this Note.

The Borrower hereby agrees that the proper law of this instrument is the law of the State of Florida and that this instrument shall be governed by and construed in accordance with the laws thereof and the undersigned agrees that any legal suit, action or proceeding brought upon or arising out of or relating to this instrument may be instituted in the courts of such State and the undersigned hereby accepts and irrevocably submits and attorns to the exclusive jurisdiction of the said courts and acknowledges their competence and agrees to be bound by any judgment thereof, provided that nothing herein shall limit the right of the Lender to bring proceedings against the Borrower elsewhere.

This Promissory Note is dated the 3rd day of January, 2013.

BORROWER: DAVID LOREN CORPORATION

____________________ ____________________
Witness David Cohen, as President

LENDER: HOBOKEN STREET ASSOCIATES, INC.

____________________ ____________________
Witness Joseph Curci, president

SCHEDULE A

Loan Details	Amount of Invoice To Be Repaid with Promissory Note	Date of Invoice when Loan and Consultant Services were provided	Conversion Rate for Promissory Note
Consulting Agreement, Dated; January 3, 2013	$12,000.00	01/03/2013	$0.001
TOTAL:	$12,000.00		